Other Income	6 Months Ended
Jun. 30, 2026
Other Income [Abstract]
OTHER INCOME

NOTE 4 – OTHER INCOME

	For the six months ended June 30,
	2025	2026
Management fee income	$1,946	$—
Management fee income from a related party	7,784	—
Reversal of provision for penalty*	1,130,242	—
Reversal of provision for compensation**	328,615	—
Miscellaneous income	—	12
Total	$1,468,587	$12

*	During the six months ended June 30, 2025, the management reached a settlement agreement with the supplier for $115,383, thereby resolving the dispute. Consequently, the previously recognized provision for penalty of $1,130,242 was reversed and recognized as other income for the six months ended June 30, 2025.

**	During the six months ended June 30, 2025, a staff injury case was settled and fully compensated by the Company’s insurance provider. Consequently, the previously recognized provision for staff injury compensation of $328,615 was reversed and recognized as other income for the six months ended June 30, 2025.